TEMPCASH DOLLAR SHARES

AN INVESTMENT PORTFOLIO OFFERED BY
TEMPORARY INVESTMENT FUND, INC.

Bellevue Park Corporate Center              For information call: (888)UBS-FUND
400 Bellevue Parkway,                                             (888)827-3863.
Suite 100
Wilmington, DE 19809



   Temporary Investment Fund, Inc. (the "Company") is a no-load, diversified, open-end investment company presently offering shares in two separate money market portfolios. This Prospectus describes one class of shares ("Dollar Shares") in the TempCash portfolio (the "Fund").

   The Fund's investment objective is to seek current income and stability of principal. The Fund invests in a portfolio consisting of a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations and repurchase agreements relating to such obligations. Under normal market conditions, at least 25% of the Fund's total assets will be invested in obligations of issuers in the banking industry and repurchase agreements relating to such obligations.

   PNC Institutional Management Corporation ("PIMC") and PNC Bank, National Association ("PNC Bank") serve as the Fund's investment adviser and sub-adviser, respectively. PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators. PDI also serves as the Fund's distributor. Dollar Shares may not be purchased by individuals directly, but institutional investors may purchase shares for accounts maintained by individuals. Service Organizations will perform shareholder servicing and provide assistance in connection with the distribution of Dollar Shares and receive fees from the Fund for their services. (See "Management of the Fund -- Service Organizations.") The New York Branch of Union Bank of Switzerland acts as a Service Organization on behalf of its customers and customers of its affiliates with respect to all shares offered by the Prospectus.

                         ------------------------------

      SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED,
            ENDORSED, OR OTHERWISE SUPPORTED BY PNC BANK CORP. OR ITS
            AFFILIATES, OR THE U.S. GOVERNMENT, AND ARE NOT FEDERALLY
              INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION,
                 THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
       AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING THE
      POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT IT WILL BE
            ABLE TO MAINTAIN ITS NET ASSET VALUE OF $1.00 PER SHARE.

   This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about the Fund, contained in a Statement of Additional Information currently dated January 31, 1997, has been filed with the Securities and Exchange Commission and is available to investors without charge by calling the Fund at 800-821-7432. The Statement of Additional Information, as amended from time to time, is incorporated in its entirety by reference into this Prospectus.

                         ------------------------------

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
                    SECURITIES AND EXCHANGE COMMISSION OR ANY
                     STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ---------------------

                                January 31, 1997

                       BACKGROUND AND EXPENSE INFORMATION

      The Company was incorporated in Maryland on February 8, 1973 and commenced operations of the Fund in February 1984. The Fund presently offers two separate classes of shares -- TempCash Shares and TempCash Dollar Shares ("Dollar Shares"). Shares of each class represent equal, pro rata interests in the Fund and accrue daily dividends in the same manner except that Dollar Shares bear fees payable by the Fund (at the rate of .25% per annum) to institutional investors for services they provide to the beneficial owners of such shares. (See "Management of the Fund -- Service Organizations.")

                          EXPENSE SUMMARY-DOLLAR SHARES

                                                                      DOLLAR
                                                                      SHARES
ESTIMATED ANNUAL FUND OPERATING EXPENSES                           -------------
(as a percentage of average net assets)
      Management Fees (net of waivers).........................            .08%
      Other Expenses...........................................            .35%
       Administration Fees (net of waivers)....................    .08%
       Shareholder Servicing Fees..............................    .25%
       Miscellaneous...........................................    .02%
      Total Fund Operating Expenses (net of waivers)...........            .43%
                                                                           ====

-----------------

EXAMPLE

                                               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                               ------    -------    -------    --------
You would pay the following expenses on a
      $1,000 investment, assuming (1) a 5%
      annual return; and (2) redemption at
      the end of each time period with
      respect to Dollar Shares:                $    4    $    14    $    24    $     54


THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATE OF RETURN. ACTUAL EXPENSES AND RATE OF RETURN MAY BE GREATER OR LESSER THAN THOSE SHOWN.

      The purpose of the foregoing table is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. In addition, institutional investors may charge fees for providing administrative services in connection with their customers' investment in Dollar Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) Total Fund operating expenses for Dollar Shares for the fiscal year ended September 30, 1996, absent fee waivers, would have been .58% of the Fund's average net assets. The investment adviser and administrators may from time to time waive the investment advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. The foregoing table reflects anticipated waivers and has not been audited by the Fund's independent accountants.

                                FINANCIAL HIGHLIGHTS

      The following financial highlights for TempCash Dollar Shares and TempCash Shares have been derived from the financial statements of the Fund for the fiscal year ended September 30, 1996 and for each of the nine preceding fiscal years. The financial highlights for the fiscal years ended September 30, 1996, 1995, 1994, 1993 and 1992 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the financial statements and financial highlights of the Fund is incorporated by reference into the Statement of Additional Information. The tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information. Further information about the performance of the Fund is available in the annual report to shareholders, which may be obtained by calling (800) 821-7432.

                             TEMPCASH DOLLAR SHARES

 The table below sets forth selected financial data for a TempCash Dollar Share outstanding throughout each year presented.



                                                                      YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------------------
                                              1996            1995             1994            1993            1992
                                            --------        --------        ---------        --------        --------
Net Asset Value, Beginning of Year ......   $   1.00        $   1.00        $    1.00        $   1.00        $   1.00
                                            --------        --------        ---------        --------        --------
Income From Investment Operations
  Net Investment Income .................      .0517           .0550            .0345           .0285           .0399
  Net Realized Gains on Investments .....         --              --               --              --           .0008
                                            --------        --------        ---------        --------        --------
  Total From Investment Operations ......      .0517           .0550            .0345           .0285           .0407
                                            --------        --------        ---------        --------        --------
Less Distributions
  Dividends (From Net Investment Income)      (.0517)         (.0550)          (.0345)         (.0285)         (.0399)
  Distributions (From Capital Gains)  ...         --              --               --              --          (.0008)
                                            --------        --------        ---------        --------        --------
  Total Distributions ...................     (.0517)         (.0550)          (.0345)         (.0285)         (.0407)
                                            --------        --------        ---------        --------        --------
Net Asset Value, End of Year ............   $   1.00        $   1.00        $    1.00        $   1.00        $   1.00
                                            ========        ========        =========        ========        ========
  Total Return ..........................       5.31%           5.65%            3.51%           2.89%           4.16%
  Ratios/Supplemental Data
  Net Assets, End of Year (000's)  ......   $527,630        $454,156        $ 397,948        $307,239        $408,900
  Ratio of Expenses to Average Daily
    Net Assets ..........................        .43%(1)         .41%(1)          .41%(1)         .44%(1)         .45%(1)
  Ratio of Net Investment Income to
    Average Daily Net Assets ............       5.17%           5.50%            3.45%           2.85%           3.89%
                                                                     YEAR ENDED SEPTEMBER 30,
                                             ------------------------------------------------------------------------
                                               1991            1990            1989            1988            1987
                                             --------        --------        --------        --------        --------
Net Asset Value, Beginning of Year ......    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                             --------        --------        --------        --------        --------
Income From Investment Operations
  Net Investment Income .................       .0651           .0805           .0886           .0698           .0597
  Net Realized Gains on Investments .....          --              --              --              --              --
                                             --------        --------        --------        --------        --------
  Total From Investment Operations ......       .0651           .0805           .0886           .0698           .0597
                                             --------        --------        --------        --------        --------
Less Distributions
  Dividends (From Net Investment Income)       (.0651)         (.0805)         (.0886)         (.0698)         (.0597)
  Distributions (From Capital Gains)  ...          --              --              --              --              --
                                             --------        --------        --------        --------        --------
  Total Distributions ...................      (.0651)         (.0805)         (.0886)         (.0698)         (.0597)
                                             --------        --------        --------        --------        --------
Net Asset Value, End of Year ............    $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
                                             ========        ========        ========        ========        ========
  Total Return ..........................        6.72%           8.37%           9.25%           7.20%           6.15%
  Ratios/Supplemental Data
  Net Assets, End of Year (000's)  ......    $438,721        $317,267        $209,507        $125,166        $135,866
  Ratio of Expenses to Average Daily
    Net Assets ..........................         .45%(1)         .45%(1)         .45%(1)         .44%(1)         .55%(1)
  Ratio of Net Investment Income to
    Average Daily Net Assets ............        6.32%           7.92%           8.92%           7.08%           6.01%

----------
(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets for TempCash Dollar Shares would have been .58%, .55%, .58%, .62%, .58%, .59%, .64%, .66%, .68% and .68% for the
    years ended September 30, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989,
    1988 and 1987, respectively.

                                 TEMPCASH SHARES

     The table below sets forth selected financial data for a TempCash Share outstanding throughout each period presented.


                                                                            YEAR ENDED SEPTEMBER 30,
                                            --------------------------------------------------------------------------------------
                                               1996              1995              1994              1993              1992
                                            ----------        ----------        ----------        ----------        ----------
Net Asset Value, Beginning of Year ......   $     1.00        $     1.00        $     1.00        $     1.00        $     1.00
                                            ----------        ----------        ----------        ----------        ----------
Income From Investment Operations
   Net Investment Income ................        .0542             .0575             .0370             .0310             .0424
   Net Realized Gains on Investments ....           --                --                --                --             .0008
                                            ----------        ----------        ----------        ----------        ----------
   Total From Investment Operations .....        .0542             .0575             .0370             .0310             .0432
                                            ----------        ----------        ----------        ----------        ----------
Less Distributions
   Dividends (From Net Investment Income)       (.0542)           (.0575)           (.0370)           (.0310)           (.0424)
   Distributions (From Capital Gains) ...           --                --                --                --            (.0008)
                                            ----------        ----------        ----------        ----------        ----------
   Total Distributions ..................       (.0542)           (.0575)           (.0370)           (.0310)           (.0432)
                                            ----------        ----------        ----------        ----------        ----------
Net Asset Value, End of Year ............   $     1.00        $     1.00        $     1.00        $     1.00        $     1.00
                                            ==========        ==========        ==========        ==========        ==========
   Total Return .........................         5.56%             5.90%             3.76%             3.14%             4.41%
   Ratios/Supplemental Data
   Net Assets, End of Year (000's) ......   $1,835,326        $1,316,166        $2,330,456        $1,479,035        $1,492,959
   Ratio of Expenses to Average Daily
     Net Assets .........................           18%(1)           .16%(1)           .16%(1)           .19%(1)           .20%(1)
   Ratio of Net Investment Income to
     Average Daily Net Assets ...........         5.42%             5.75%             3.70%             3.10%             4.14%

                                                                           YEAR ENDED SEPTEMBER 30,
                                             ------------------------------------------------------------------------------
                                                1991              1990              1989            1988            1987
                                             ----------        ----------        ----------      ----------      ----------
Net Asset Value, Beginning of Year ......    $     1.00        $     1.00        $     1.00      $     1.00      $     1.00
                                             ----------        ----------        ----------      ----------      ----------
Income From Investment Operations
   Net Investment Income ................         .0676             .0830             .0911           .0723           .0622
   Net Realized Gains on Investments ....            --                --                --              --              --
                                             ----------        ----------        ----------      ----------      ----------
   Total From Investment Operations .....         .0676             .0830             .0911           .0723           .0622
                                             ----------        ----------        ----------      ----------      ----------
Less Distributions
   Dividends (From Net Investment Income)        (.0676)           (.0830)           (.0911)         (.0723)         (.0622)
   Distributions (From Capital Gains) ...            --                --                --              --              --
                                             ----------        ----------        ----------      ----------      ----------
   Total Distributions ..................        (.0676)           (.0830)           (.0911)         (.0723)         (.0622)
                                             ----------        ----------        ----------      ----------      ----------
Net Asset Value, End of Year ............    $     1.00        $     1.00        $     1.00      $     1.00      $     1.00
                                             ==========        ==========        ==========      ==========      ==========
   Total Return .........................          6.97%             8.62%             9.50%           7.45%           6.40%
   Ratios/Supplemental Data
   Net Assets, End of Year (000's) ......    $1,528,637        $1,179,276        $  560,740      $  319,267      $   48,602
   Ratio of Expenses to Average Daily
     Net Assets .........................           .20%(1)           .20%(1)           .20%(1)         .19%(1)         .30%(1)
   Ratio of Net Investment Income to
     Average Daily Net Assets ...........          6.57%             8.17%             9.17%           7.33%           6.26%

----------
(1) Without the waiver of advisory and administration fees, the ratios of expenses to average daily net assets for TempCash shares would have been .33%, .30%, .33%, .37%, .33%, .34%, .39%, .41%, .43% and .43% for the years ended September 30, 1996, 1995, 1994, 1993, 1992, 1991, 1990, 1989, 1988,
    and 1987, respectively.

                        INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is to seek current income and stability of principal. In pursuing its investment objective, the Fund invests in a broad range of money market instruments, including government, U.S. and foreign bank and commercial obligations that may be available in the money markets. The following descriptions illustrate the types of instruments in which the Fund invests.

      Portfolio obligations held by the Fund have remaining maturities of 397 days (thirteen months) or less (with certain exceptions), subject to the quality, diversification, and other requirements of Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC"). Pursuant to Rule 2a-7, the Fund will limit its purchases of any one issuer's securities (other than U.S. Government obligations) to 5% of the Fund's total assets, except that up to 25% of its total assets may be invested in securities of one issuer for a period of up to three business days.

      The Fund will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the investment adviser pursuant to guidelines approved by the Company's Board of Directors. First Tier Eligible Securities consist of the following types of securities: (a) securities that have ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("NRSROs") (or one NRSRO if the security was rated by only one NRSRO); (b) securities that are issued by an issuer with such ratings; (c) securities without such short-term ratings that have been determined to be of comparable quality by the investment adviser pursuant to guidelines approved by the Board of Directors; or (d) securities issued or guaranteed as to principal or interest by the U.S. Government or any of its agencies or instrumentalities. A description of applicable NRSRO ratings is in the Appendix to the Statement of Additional Information.

      The Fund may purchase obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are backed by the full faith and credit of the United States. Others are backed by the right of the issuer to borrow from the U.S. Treasury or are backed only by the credit of the agency or instrumentality issuing the obligation. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Fund. Certain government securities held by the Fund may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates not less frequently than every thirteen months. To the extent consistent with its investment objectives, the Fund may invest in Treasury receipts and other "stripped" securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Currently, the Fund only invests in "stripped" securities issued or guaranteed by the U.S. Government which are registered under the STRIPS program. The principal and interest components may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

      The Fund may purchase obligations of issuers in the banking industry, such as bank holding company obligations and certificates of deposit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest substantially in obligations of foreign banks or foreign branches of U.S. banks where the investment adviser deems the instrument to present minimal credit risks. Such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

      The Fund may invest in commercial paper and short-term notes and corporate bonds that meet the Fund's quality and maturity restrictions. Commercial paper purchased by the Fund may include instruments issued by foreign issuers, such as Canadian Commercial Paper, which is U.S. dollar-denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer, subject to the criteria stated above for the other commercial paper issuers.

      The Fund may purchase variable or floating rate notes, which are unsecured instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively. Such notes may not be actively traded in a secondary market, but in some cases, the Fund may be entitled to payment of principal on demand and may be able to re-sell such notes in the dealer market. Variable and floating rate notes are not typically rated by credit rating agencies, but their issuers must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of such a note were to default on its payment obligation, the Fund might be unable to dispose of the note because of the absence of an active secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Fund invests in variable or floating rate notes only when the investment adviser deems the investment to involve minimal credit risk. Variable and floating rate notes that do not provide for settlement within seven days may be deemed illiquid and subject to the 10% limitation on such investments.

      The Fund may purchase money market instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The securities subject to a repurchase agreement may bear maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year or less. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

      The Fund may also purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. The Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective.

      The Fund may invest in asset-backed securities which are backed by mortgages, installment sales contracts, credit card receivables or other assets and collateralized mortgage obligations ("CMOs") issued or guaranteed by U.S. Government agencies and instrumentalities or issued by private companies. Purchasable mortgage-related securities also include adjustable rate securities. The estimated life of certain asset-backed securities varies with the prepayment experience with respect to the underlying debt instruments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. CMOs sometimes demonstrate an additional level of volatility and may, in certain circumstances, be less liquid than other money market instruments. The Fund currently intends to hold CMOs only as collateral for repurchase agreements.

      In addition, the Fund may, when deemed appropriate by its investment adviser in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of money market instruments of comparable quality.

      The Fund may make investments in obligations, such as guaranteed investment contracts and similar funding agreements (collectively "GICs"), issued by highly rated U.S. insurance companies. A GIC is a general obligation of the issuing insurance company and not a separate account. The Fund's investments in GIC's are not expected to exceed 5% of its total assets at the time of purchase absent unusual market conditions. GIC investments are subject to the Fund's policy regarding investments in illiquid securities.

      The Fund will not knowingly invest more than 10% of the value of its total assets in illiquid securities, including time deposits and repurchase agreements having maturities longer than seven days. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation. (See "Investment Objectives and Policies -- Illiquid Securities" in the Statement of Additional Information.)

INVESTMENT LIMITATIONS

      The Fund's investment objective and policies described above are not fundamental and may be changed by the Company's Board of Directors without a vote of shareholders. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund's investment limitations summarized below may not be changed without the affirmative vote of the holders of a majority of its outstanding shares. (A complete list of the investment limitations that cannot be changed without a vote of shareholders is contained in the Statement of Additional Information under "Investment Objectives and Policies.")

THE FUND MAY NOT:

            1. Purchase any securities other than so-called money market instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits in amounts not in excess of 5% of the value of the Fund's assets and may make time deposits.

            2. Borrow money, except from banks for temporary purposes and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or pledge any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing.

            3. Purchase any securities which would cause, at the time of purchase, less than 25% of the value of its total assets to be invested in obligations of issuers in the banking industry or in obligations, such as repurchase agreements, secured by such obligations (unless the Fund is in a temporary defensive position) or which would cause, at the time of purchase, 25% or more of the value of its total assets to be invested in the obligations of issuers in any other industry.

            4. Purchase securities of any one issuer, other than the federal government, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

                        PURCHASE AND REDEMPTION OF SHARES

PURCHASE PROCEDURES

      Dollar Shares are sold exclusively to institutional investors, such as banks and savings and loan associations ("Service Organizations"), acting on behalf of themselves or their customers and customers of their affiliates ("customers"). The New York Branch of Union Bank of Switzerland ("UBS") acts as Service Organization for its customers and customers of its affiliates with respect to all shares offered by this Prospectus. The customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as demand deposit, custody, trust or escrow accounts) with the Service Organization. Service Organizations (or their nominees) will normally be the holders of record of Dollar Shares, and will reflect their customers' beneficial ownership of shares in the account statements provided by them to their customers. The exercise of voting rights and the delivery to customers of shareholder communications from the Fund will be governed by the customers' account agreements with the Service Organizations. Investors wishing to purchase Dollar Shares should contact their account representatives.

      Purchase orders must be transmitted by UBS directly to PFPC, the Fund's transfer agent. All such transactions are effected pursuant to procedures established by UBS in connection with a customer's account. Dollar Shares are sold at the net asset value per share next determined after acceptance of a purchase order by PFPC.

      Purchase orders for shares are accepted by the Fund only on days on which both the New York Stock Exchange and the Federal Reserve Bank of Philadelphia are open for business (a "Business Day") and must be transmitted by UBS to PFPC in Wilmington, Delaware, by telephone or through the Fund's computer access program. Orders accepted before 12:00 noon, Eastern time, for which payment has been received by PNC Bank, the Fund's custodian, will be executed at 12:00 noon. Orders accepted after 12:00 noon and before 3:00 P.M., Eastern time (or orders accepted earlier in the same day for which payment has not been received by 12:00 noon), will be executed at 4:00 P.M., Eastern time, if payment has been received by PNC Bank by that time. Orders received at other times, and orders for which payment has not been received by 4:00 P.M., Eastern time, will not be accepted, and notice thereof will be given to the Service Organization placing the order. (Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending institution.) The Fund may in its discretion reject any order for shares.

      Payment for Dollar Shares may be made only in federal funds immediately available to PNC Bank. The minimum initial investment by a Service Organization is $5,000 and there is no minimum subsequent investment; however, Service Organizations, such as UBS, may set a higher minimum initial investment and minimum subsequent investments for their customers.

      Conflict of interest restrictions may apply to a Service Organization's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Dollar Shares. (See also "Management of the Fund -- Service Organizations.") Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult their legal advisors before investing fiduciary funds in Dollar Shares. (See also "Management of the Fund -- Banking Laws.")

REDEMPTION PROCEDURES

      Redemption orders must be transmitted by UBS to PFPC in Wilmington, Delaware in the manner described under "Purchase Procedures." Shares are redeemed at the net asset value per share next determined after PFPC's receipt of the redemption order. While the Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid to a shareholder upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption.

      Payment for redeemed shares for which a redemption order is received by PFPC by 3:00 P.M., Eastern time, on a Business Day is normally made in federal funds wired to the redeeming shareholder on the same day. Payment for redemption orders which are received between 3:00 P.M. and 4:00 P.M., Eastern time, or on a day when PNC Bank is closed, is normally wired in federal funds on the next day following redemption that PNC Bank is open for business.

      The Fund shall have the right to redeem shares in any Dollar Shares account if the value of the account is less than $1,000 after sixty-days' prior written notice to the shareholder. Any such redemption shall be effected at the net asset value next determined after the redemption order is entered. If during the sixty-day period the shareholder increases the value of its account to $1,000 or more, no such redemption shall take place. Service Organizations, such as UBS, may require that customers maintain share accounts with minimum balances in excess of $1,000. In addition, the Fund may redeem shares involuntarily under certain special circumstances described in the Statement of Additional Information under "Additional Purchase and Redemption Information."

OTHER MATTERS

      The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined by PIMC as of 12:00 noon and 4:00 P.M., Eastern time, on each Business Day (excluding those holidays on which either the Federal Reserve Bank of Philadelphia or the New York Stock Exchange are closed). Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day, and Christmas Day. The net asset value per share of each class of the

Fund's shares is calculated by adding the value of all securities and other assets of the Fund that are allocable to a particular class, subtracting liabilities charged to such class, and dividing the result by the total number of outstanding shares of such class. In computing net asset value, the Fund uses the amortized cost method of valuation as described in the Statement of Additional Information under "Additional Purchase and Redemption Information." The Fund's net asset value per share for purposes of pricing purchase and redemption orders is determined independently of the net asset value of the Company's TempFund portfolio.

      Fund shares are sold and redeemed without charge by the Fund. Service Organizations purchasing or holding Dollar Shares for their customer accounts may charge customers a fee for cash management and other services provided in connection with their accounts. In addition, if a customer has agreed with a particular Service Organization to maintain a minimum balance in its account with the Service Organization and the balance in such account falls below that minimum, the customer may be obliged by the Service Organization to redeem all or part of its shares in the Fund to the extent necessary to maintain the required minimum balance in such account. A customer should, therefore, consider the terms of its account with a Service Organization before purchasing Dollar Shares. A Service Organization purchasing or redeeming shares on behalf of its customers is responsible for transmitting orders to the Fund in accordance with its customer agreements, and to provide customers with account statements with respect to share transactions for their accounts.


                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

      The business and affairs of the Fund are managed under the direction of the Company's Board of Directors.

INVESTMENT ADVISER AND SUB-ADVISER

      PIMC, a wholly-owned indirect subsidiary of PNC Bank, serves as the Fund's investment adviser. PIMC is one of the largest bank managers of mutual funds, with assets currently under management in excess of $30 billion. PIMC was organized in 1977 by PNC Bank to perform advisory services for investment companies and has its principal offices at Bellevue Park Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809. PNC Bank serves as the Fund's sub-adviser. PNC Bank is one of the largest bank managers of investments for individuals in the United States, and together with its predecessors has been in the business of managing the investments of fiduciary and other accounts since 1847. PNC Bank is a wholly-owned, indirect subsidiary of PNC Bank Corp., and has principal offices at 1600 Market Street, Philadelphia, Pennsylvania 19103. In 1973, Provident National Bank (predecessor to PNC Bank) commenced advising the first institutional money market mutual fund -- a U.S. dollar-denominated constant net asset value fund -- offered in the

United States. PIMC and PNC Bank also serve as investment adviser and sub-adviser, respectively, to the Company's TempFund portfolio.

      PNC Bank Corp., a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States, with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. Its major businesses include corporate banking, consumer banking, real estate banking, mortgage banking and asset management.

      As investment adviser, PIMC manages the Fund's portfolio and is responsible for all purchases and sales of the Fund's portfolio securities. PIMC also maintains certain of the Fund's financial accounts and records and computes the Fund's net asset value and net income. For the investment advisory services provided and expenses assumed by it, PIMC is entitled to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. PIMC and the administrators may from time to time reduce the advisory and administration fees otherwise payable to them or may reimburse the Fund for its operating expenses. Any fees waived and any expenses reimbursed by PIMC and the administrators with respect to a particular fiscal year are not recoverable. For the fiscal year ended September 30, 1996, the Fund paid investment advisory fees aggregating
 .08% of its average net assets.

      As sub-adviser, PNC Bank provides research, credit analysis and recommendations with respect to the Fund's investments and supplies PIMC with certain computer facilities, personnel and other services. For its sub-advisory services, PNC Bank is entitled to receive from PIMC an amount equal to 75% of the advisory fees paid by the Fund to PIMC (subject to adjustment in certain circumstances). The sub-advisory fees paid by PIMC to PNC Bank have no effect on the investment advisory fees payable by the Fund to PIMC. PNC Bank also serves as the Fund's custodian. The services provided by PNC Bank and PIMC and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Fund."

ADMINISTRATORS

      PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and PDI, whose principal business address is set forth below under "The Distributor," serve as administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers. The administrative services provided by the administrators, which are described more fully in the Statement of Additional Information, include providing and supervising the operation of an automated data processing system to process purchase and redemption orders; assisting in maintaining the Fund's Wilmington, Delaware office; performing administrative services in connection with the Fund's computer access program maintained to facilitate shareholder access to the Fund; accumulating information for and coordinating the preparation of reports to the Fund's shareholders and the SEC; and, maintaining the registration of the Fund's shares for sale under state securities laws. PFPC and PDI are jointly and severally responsible for carrying out the duties undertaken pursuant to the Administration Agreement with the Fund.

      For their administrative services, the administrators are entitled jointly to receive a fee, computed daily and payable monthly, based on the Fund's average net assets. (For information regarding the administrators' administrative fee waivers and expense reimbursements, see "Investment Adviser and Sub-Adviser" above.) The Fund also reimburses each administrator for its reasonable out-of-pocket expenses incurred in connection with the Fund's computer access program. For the fiscal year ended September 30, 1996, the Fund paid administrative fees aggregating .08% of its average net assets.

      PFPC also serves as transfer agent, registrar and dividend disbursing agent. PFPC's address as transfer agent is P.O. Box 8950, Wilmington, Delaware 19885-9628. The services provided by PFPC and PDI and the fees payable by the Fund for these services are described further in the Statement of Additional Information under "Management of the Funds."

THE DISTRIBUTOR

      PDI also serves as distributor of the Fund's shares. Its principal offices are located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. Fund shares are sold on a continuous basis by the distributor as agent. The distributor pays the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature. No compensation is payable by the Fund to the distributor for its distribution services.

SERVICE ORGANIZATIONS

      As stated above, Service Organizations (which may include affiliates of PNC Bank Corp.) may purchase Dollar Shares offered by the Fund. The New York Branch of Union Bank of Switzerland, 1345 Avenue of the Americas, New York, New York 10105, will act as the Service Organization for the Dollar Shares offered by this Prospectus to its customers and customers of its affiliates. Dollar Shares are identical in all respects to TempCash Shares except that they bear the service fees described below and enjoy certain exclusive voting rights on matters relating to these fees. The Fund will enter into an agreement with each Service Organization which purchases Dollar Shares requiring it to provide support services to its customers who are the beneficial owners of such shares in consideration of the Fund's payment of .25% (on an annualized basis) of the average daily net asset value of the Dollar Shares held by the Service Organization for the benefit of customers. Such services, which are described more fully in the Statement of Additional Information under "Management of the Fund -- Service Organizations," include aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PFPC; processing dividend payments from the Fund on behalf of customers; providing information periodically to customers showing their positions in Dollar Shares; and, providing sub-accounting or the information necessary for sub-accounting with respect to Dollar Shares beneficially owned by customers. Under the terms of the agreements, Service Organizations are required to provide to their customers a schedule of any fees that they may charge customers in connection with their investments in Dollar Shares.

EXPENSES

      Except as noted above and in the Statement of Additional Information, the Fund's service contractors bear all expenses in connection with the performance of their services. Similarly, the Fund bears the expenses incurred in its operations. For the fiscal year ended September 30, 1996, the Fund's total expenses with respect to Dollar Shares were .43% of the average net assets of the Dollar Shares.

BANKING LAWS

      Banking laws and regulations presently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing or controlling a registered, open-end investment company engaged continuously in the issuance of its shares and prohibit banks generally from issuing, underwriting, selling or distributing securities such as Fund shares. Such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company for and upon the order of customers. PNC Bank, PIMC and PFPC, as well as some Service Organizations, are subject to such banking laws and regulations, but believe they may perform the services for the Fund contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws or regulations.

      Should future legislative, judicial, or administrative action prohibit or restrict the activities of bank Service Organizations in connection with the provision of support services to their customers, the Fund might be required to alter or discontinue its arrangements with Service Organizations and change its method of operations with respect to Dollar Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any customer.


                                    DIVIDENDS

      Shareholders of the Fund are entitled to dividends and distributions arising only from the net investment income and capital gains, if any, earned on investments held by the Fund. The Fund's net investment income is declared daily as a dividend to shares held of record at the close of business on the day of declaration. Shares begin accruing dividends on the day the purchase order for the shares is effected and continue to accrue dividends through the day before such shares are redeemed. Dividends are paid monthly by check, or by wire transfer if requested in writing by the shareholder, within five business days after the end of the month or within five business days after a redemption of all of a shareholder's shares of a particular class. The Fund does not expect to realize net long-term capital gains.

      Dividends are determined in the same manner for each class of shares of the Fund. Dollar Shares bear all the expense of fees paid to Service Organizations, and as a result, at any given time, the dividend on Dollar Shares will be approximately .25% lower than the dividend on TempCash Shares.

      Institutional shareholders may elect to have their dividends reinvested in additional full and fractional shares of the same class of shares with respect to which such dividends are declared at the net asset value of such shares on the payment date. Reinvested dividends receive the same tax treatment as dividends paid in cash. Such election or any revocation thereof, must be made in writing to PFPC, the Fund's transfer agent, at P.O. Box 8950, Wilmington, Delaware 19885-9628 and will become effective after its receipt by PFPC with respect to dividends paid.

      PFPC, as transfer agent, will send each Fund shareholder or its authorized representative an annual statement designating the amount, if any, of any dividends and distributions made during each year and their federal tax qualification.


                                      TAXES

      The Fund qualified in its last taxable year and intends to qualify in future years as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). A regulated investment company generally is exempt from federal income tax on amounts distributed to its shareholders.

      Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that the Fund distribute to its shareholders at least 90% of its investment company taxable income for such year. In general, the Fund's investment company taxable income will be its taxable income (including dividends and short-term capital gains, if any) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over any net short-term capital loss for such year. The Fund intends to distribute substantially all of its investment company taxable income each year. Such distributions will be taxable as ordinary income to Fund shareholders which are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that none of the Fund's distributions will be eligible for the dividends received deduction for corporations. The Fund does not expect to realize long-term capital gains and, therefore, does not contemplate payment of any "capital gain dividends" as described in the Code.

      Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

      The foregoing discussion is only a brief summary of some of the important federal tax considerations generally affecting the Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state, or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisors with specific reference to their own tax situation.


                                     YIELDS

      From time to time in advertisements, or in reports to shareholders, the "yields" and "effective yields" for TempCash Shares and Dollar Shares may be quoted. Yield quotations are computed separately for TempCash Shares and Dollar Shares. The "yield" for a particular class or sub-class of Fund shares refers to the income generated by an investment in such shares over a specified period (such as a seven-day period). This income is then "annualized"; that is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class or sub-class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

      The Fund's yields may be compared to those of other mutual funds with similar objectives, to stock or other relevant indices, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data are reported in national financial publications such as IBC/Donoghue's Money Fund Report(R), The Wall Street Journal, and The New York Times, reports prepared by Lipper Analytical Services, Inc., and publications of a local or regional nature.

      THE FUND'S YIELD FIGURES FOR TEMPCASH SHARES AND DOLLAR SHARES REPRESENT THE FUND'S PAST PERFORMANCE, WILL FLUCTUATE, AND SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE RESULTS. The yield of any investment is generally a function of portfolio quality and maturity, type of investment, and operating expenses. Any fees charged by Service Organizations directly to their customers in connection with investments in Fund Shares are not reflected in the Fund's yields;

such fees, if charged, would reduce the actual return received by customers on their investments. The methods used to compute the Fund's yields are described in more detail in the Statement of Additional Information. Investors may call
(800) 821-6006 (Dollar Shares code: 23) to obtain current yield information.


                     DESCRIPTION OF SHARES AND MISCELLANEOUS

      The Company has authorized capital of 60 billion shares of Common Stock, $.001 par value per share, of which 40 billion shares are classified as Class B Common Stock, 5 billion shares are classified as Class B -- Special Series 1 Common Stock, 5 billion shares are classified as Class C Common Stock, and 10 billion shares are classified as Class C -- Special Series 1 Common Stock. Shares of Class C Common Stock and Class C -- Special Series 1 Common Stock (also known as "Dollar Shares") represent interests in the Company's TempCash portfolio. Shares of Class B Common Stock and Class B --Special Series 1 Common Stock represent interests in the TempFund portfolio. Under the Company's charter, the Board of Directors has the power to classify or reclassify any unissued shares of Common stock into one or more classes or sub-classes.

      THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN RELATE PRIMARILY TO THE DOLLAR SHARES OF THE FUND AND DESCRIBE ONLY THE INVESTMENT OBJECTIVE AND POLICIES, OPERATIONS, CONTRACTS, AND OTHER MATTERS RELATING TO THE FUND. INVESTORS WISHING TO OBTAIN SIMILAR INFORMATION REGARDING THE FUND'S OTHER CLASS OF SHARES OR THE COMPANY'S TEMPFUND PORTFOLIO MAY OBTAIN SEPARATE PROSPECTUSES BY CALLING 800-998-7633.

      The Company does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a member of the Board of Directors upon written request of shareholders owning at least 10% of the outstanding shares of the Company entitled to vote.

      Each Fund share represents an equal, proportionate interest in the assets belonging to the Fund. Fund shares do not have preemptive or conversion rights. When issued for payment as described in this Prospectus, Fund shares will be fully paid and non-assessable.

      Holders of the Fund's TempCash Shares and Dollar Shares will vote in the aggregate and not by class or sub-class on all matters, except where otherwise required by law and except that only Dollar Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's arrangements with Service Organizations. Further, shareholders of the Fund and of the Company's TempFund portfolio will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. (See the Statement of Additional Information under "Additional Description Concerning Fund Shares" for examples where the 1940 Act requires voting by portfolio.)

Shareholders of the Company are entitled to one vote for each full share held (irrespective of class, sub-class, or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of Common Stock of the Company may elect all of the directors.

      For information concerning the redemption of Fund shares and possible restrictions on their transferability, see "Purchase and Redemption of Shares."

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS; AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                               -------------------


                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
BACKGROUND AND EXPENSE
      INFORMATION ........................................................     2

FINANCIAL HIGHLIGHTS .....................................................     3

INVESTMENT OBJECTIVE AND
      POLICIES ...........................................................     5

PURCHASE AND REDEMPTION OF
      SHARES .............................................................     7

MANAGEMENT OF THE FUND ...................................................     9

DIVIDENDS ................................................................    11

TAXES ....................................................................    12

YIELDS ...................................................................    12

DESCRIPTION OF SHARES AND
      MISCELLANEOUS ......................................................    13




                                       UBS
                                  Money Market
                               Investment Program




                            IN THE TEMPCASH PORTFOLIO
                                 (DOLLAR SHARES)














                                   PROSPECTUS

                                JANUARY 31, 1997
                       (AS SUPPLEMENTED ON APRIL 10, 1997)